UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2007
MIDWEST BANC HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-29598	36-3252484

(State or other jurisdiction	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS	60160

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 865-1053
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On May 2, 2007, Midwest Banc Holdings, Inc. (“Midwest”) held its Annual Meeting. Attached as Exhibit 99.1 is a copy of the presentation for this meeting.
     On May 1, 2007, the board of directors of Midwest decided that Midwest will continue to purchase its common stock under the common stock repurchase program announced in May of 2006. Under the program, Midwest may purchase up to 5% of its common stock, from time to time, in the open market, privately negotiated transactions, or through the adoption of a 10b5-1 plan in accordance with applicable regulations of the Securities and Exchange Commission, as market conditions warrant. There remains approximately 1,035,000 shares available to be repurchased.
     Attached as Exhibit 99.2 is a copy of the press release relating to Midwest’s stock repurchase program, which is incorporated herein by reference.
     Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
     On May 2, 2007, the stockholders of Midwest elected the following people to serve as directors at this meeting:
E.V. Silveri
Angelo DiPaolo
Barry I. Forrester
J. J. Fritz
Robert J. Genetski
James J. Giancola
Gerald F. Hartley
Homer J. Livingston, Jr.
Joseph Rizza
Thomas Rosenquist
Kenneth Velo
Leon Wolin
     The stockholders also ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2007. In response to a question asked at the Annual Meeting, Mr. Giancola stated that Midwest is studying its capital needs and is reviewing its capital plan to determine if it needs to raise additional capital.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
     This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest with the Securities and Exchange Commission. When used herein, the words “believes,” “estimates,” “expects,” “should,” and “anticipates,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
ADDITIONAL INFORMATION
     In connection with the proposed acquisition of Northwest Suburban Bancorp, Inc. (“Northwest”) by Midwest, Midwest will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Midwest’s common stock to be issued to the stockholders of Northwest. The registration statement includes a proxy statement/prospectus which has been sent to the stockholders of Northwest seeking their approval of the proposed transaction.
     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MIDWEST, NORTHWEST AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Midwest Banc Holdings, Inc., 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Northwest Suburban Bancorp, Inc., 50 N. Main Street, Mount Prospect, Illinois 60056, Attention: Investor Relations (telephone number (847) 222-1112).
     Midwest, Northwest and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Northwest in connection with the merger transaction. For information about Midwest’s directors, executive officers and members of management, stockholders are asked to refer to the most recent proxy statement issued by Midwest, which is available on the web site and at the address provided in the preceding paragraph. Information regarding Northwest’s directors, executive officers and members of management and their respective interests in the proposed transaction is available in the proxy statement/prospectus of Midwest and Northwest described above and other relevant materials filed with the Securities and Exchange Commission.
Item 9.01. Exhibits.
99.1	Annual Meeting presentation.

99.2	Press Release, dated May 2, 2007, concerning the stock repurchase program.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Date: May 3, 2007		Executive Vice President and Chief Financial Officer

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